UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 5, 2013

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On February 5, 2013, Crimson Exploration Inc. issued a press release providing an operational update and fourth quarter production results and announcing its preliminary 2013 capital program.  A copy of the press release is attached hereto as Exhibit 99.1.

As provided in General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 2.02 in this report on Form 8-K (including the press release attached as Exhibit 99.1 incorporated by reference in this report) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated February 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: February 5, 2013	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 5, 2013

EXHIBIT 99.1

Crimson Exploration Provides Operational Update, Fourth Quarter Production and Announces Preliminary 2013 Capital Program
HOUSTON, February 5, 2013 (BUSINESS WIRE) -- Crimson Exploration Inc. (NasdaqGM:CXPO) today provides an operational update on recent activity in the Woodbine formation in Madison and Grimes Counties, Texas, announces fourth quarter production at the upper range of guidance and announces its preliminary 2013 capital program.

Madison County, Texas – Force Area Woodbine

In Madison County, Texas, Crimson spud the Nevill-Mosley #1H well (82.0% WI), targeting the Woodbine formation, and is currently drilling at approximately 8,130 feet. The Company anticipates drilling to a total measured depth of approximately 15,000 feet, including a 6,300 foot north-south lateral, and conducting approximately 22 stages of fracture stimulation. Completion operations are expected to begin in March with initial production to follow in April.

The Nevill-Mosley #1H well’s surface location is located approximately 1.9 miles to the northwest of the Mosley #1H well (84.3% WI) which commenced production in March 2012 and has cumulatively produced in excess of 178,000 barrels of oil equivalent (85% oil) to date. The Nevill-Mosley #1H is Crimson’s first well in the 2013 capital program, and upon completion of drilling operations the rig is anticipated to move 1.7 miles east to begin drilling the Mosley B #1H well (86.3% WI).

The Gatlin #1H well (3.1% WI), operated by Woodbine Acquisition LLC, was successfully completed in the Woodbine formation at a total measured depth of 15,720 feet, including a 6,450 foot lateral. The Gatlin unit is located approximately 0.5 miles south of Crimson’s Mosley #1H well. The well was placed online with a 24-hr initial production rate of 1,436 boepd.

Grimes County, Texas – Iola/Grimes Area Woodbine

In Grimes County, TX, the Covington-Upchurch #1H well (67.8% WI), was successfully completed in the Woodbine formation at a total measured depth of 15,228 feet, including a 5,190 foot lateral.  The well was fracture stimulated with 15 perforation stages, using the perforate and plug completion method.

Full flow back operations have been postponed as a result of delays in completing infrastructure capable of handling natural gas production with higher BTU content in the area. Crimson has arranged for installation of a refrigeration unit which is expected to be completed by mid-February. Once installed, this unit will allow Crimson to increase production to optimum rates, provide formal initial production results, and capitalize on higher margin natural gas liquids production.

Fourth Quarter Production Results

Production for the fourth quarter of 2012 was approximately 3.4 Bcfe, or 36,840 Mcfe per day, achieving the upper end of the Company’s stated production guidance range of 34,000 – 37,000 Mcfe per day. In the fourth quarter, crude oil and natural gas liquids production increased to 254,039 barrels, or 45% of total production, up from 207,272 barrels, or 34% of total production, in the fourth quarter of 2011. The increase in liquids production is a result of a strategic shift toward Woodbine and Eagle Ford projects that was initiated in 2011 amid continued suppressed natural gas prices.

Preliminary 2013 Capital Program

In 2013, Crimson will continue to focus on its extensive inventory of high margin, low risk crude oil and liquids-rich projects in the Woodbine formation with a continuous rig program planned for 2013. Subject to capital availability, the company may also drill test wells in the liquids-rich James Lime formation in East Texas and/or the crude oil and liquids-rich Buda formation in Dimmit County, TX. The complete 2013 capital program is being finalized for approval by the Company’s Board of Directors.

Under the preliminary capital program the Company estimates a 2013 year-end crude oil and liquids production mix of approximately 55% of total production. Crimson will continue to maintain a prudent hedging program to mitigate commodity price fluctuations in 2013 and has secured a WTI price floor of $101.25 per barrel on 168,000 barrels and a Brent price floor of $107.44 per barrel on 297,000 barrels, which represents over 80% of forecasted 2013 production of oil and the heavies portion of liquids from currently producing wells.

Crimson Exploration is a Houston, TX-based independent energy company engaged in the exploitation, exploration, development and acquisition of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States. The Company currently owns approximately 100,000 net acres onshore in Texas, Louisiana, Colorado and Mississippi, including approximately 19,000 net acres in Madison and Grimes Counties in Southeast Texas, approximately 8,200 net acres in the Eagle Ford Shale in South Texas, approximately 11,000 net acres in the DJ Basin of Colorado, and approximately 5,300 net acres in the Haynesville Shale and Mid-Bossier gas plays and James Lime gas/liquids play in East Texas.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results, leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2011, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contact:
Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Josh Wannarka, 713-236-7400
Manager of Investor Relations and FP&A